                                                                  Exhibit 99.1

                     SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 11-K

                 Annual Report Pursuant to Section 15(d) of the
                          Securities Exchange Act of 1934

(Mark One)

/ X / Annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934 (fee required)

       For the fiscal year ended December 31, 1993

                                       Or

/   /  Transition report pursuant to Section 15(d) of the Securities Exchange
       Act of 1934 (No fee required)

       For the transition period from                to
                                      ------------     -------------
       Commission file number                   1-8210
                              --------------------------------------

       A.  Full title of the plan and the address of the plan, if different from
that of the issuer named below:             Payless Cashways, Inc.
                                            Employee Savings Plan


       B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office: Payless Cashways, Inc.
                                            2300 Main, P.O. Box 419466
                                            Kansas City, MO  64141-0466

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The financial statements for the Payless Cashways, Inc. Employee Savings Plan
for the fiscal year ended December 31, 1993 have been filed in paper format under cover of Form SE.


                                    SIGNATURES

     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Payless Cashways, Inc.
                                          Employee Savings Plan
                                      -------------------------------
                                              (name of plan)


Date:       June 29, 1994             s/ Charles M. Waldron
       -----------------------        --------------------------------
                                      Charles M. Waldron
                                      Trustee